EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of Mindspeed Technologies, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Raouf Y. Halim, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated.
      This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

/s/ Raouf Y. Halim

Raouf Y. Halim
Chief Executive Officer
Dated: November 22, 2005